UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005


                                PhotoWorks, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-15338
                            (Commission File Number)

        Washington                                        91-0964899
(State or other jurisdiction                (I.R.S. Employer Identification No.)
     of incorporation)

                    1260 16th Avenue West, Seattle, WA 98119
             (Address of principal executive offices, with zip code)

                                  206-281-1390
              (Registrant's telephone number, including area code)

                 [Former Name or Former Address, if applicable]
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

         On February 1, 2005, PhotoWorks, Inc. issued an earnings release announcing its financial results for the 1st quarter ended December 25, 2004. A copy of the earnings release is attached as Exhibit 99.1.

         The information in this Current Report is being furnished and shall not be deemed "Filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     PHOTOWORKS, INC.


                                     By: /s/ Loran Cashmore Bond
                                         -----------------------
                                         Loran Cashmore Bond
                                         Vice President/Chief Accounting Officer

     Date: February 1, 2005

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

99.1              Earnings release of PhotoWorks, Inc. dated February 1, 2005